Exhibit (g)(8) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

SEVENTEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 26, 2015.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President, Managing Director

Eighteenth Amendment to the Custody Agreement

This Eighteenth Amendment to the Custody Agreement, is effective as of May 1, 2016 (this “Amendment”), by and between the registered investment companies listed on Schedule II to the Agreement (as defined below), as may be amended from time to time (each stand-alone registered investment company and each Series a “Fund” and collectively the “Funds”), and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the parties have entered into that certain Custody Agreement, dated June 7, 2005 (as amended seventeen times previously, supplemented and/or restated, the “Agreement”), by and between the Funds and the Custodian;

WHEREAS, the parties have previously amended the Agreement with respect to various overdraft and compensating balance arrangements set forth in the Fee Schedule for Non-Money Market Funds attached to the Agreement as Exhibit D thereto (“Exhibit D”) and the Fee Schedule for Money Market Funds attached to the Agreement as Exhibit E thereto (“Exhibit E”), including to add or modify various “Earnings Credit Arrangements,” “Compensating Balance Arrangements” and “Hard Dollar Compensation Arrangements”; and

WHEREAS, each of the Funds and the Custodian wish to amend the overdraft and compensating balance arrangements between each of the Funds and the Custodian, including as set forth in the “Earnings Credit Arrangements,” “Compensating Balance Arrangements” and “Hard Dollar Compensation Arrangements” set forth in Exhibit D and Exhibit E, as set forth below.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Amendment. The parties hereby confirm and agree that the overdraft and compensating balance arrangements between each of the Funds and the Custodian, including as set forth in the “Earnings Credit Arrangements,” “Compensating Balance Arrangements” and “Hard Dollar Compensation Arrangements” set forth in Exhibit D and Exhibit E, are hereby amended and restated to provide as follows:

Each Fund and the Custodian have entered into the following arrangement, which is applicable separately with respect to each separate Fund:

(1)	On a daily basis, 100% of overdrawn balances with respect to the Fund will be charged at a rate of 175 basis points over the daily effective Fed Funds rate, such charges to be applied to the Fund’s safekeeping fees on a monthly basis.
(2)	On a daily basis, 90% of positive end of day balances with respect to the Fund will earn a credit at a rate of the greater of 0 or the daily effective Fed Funds rate less 50 basis points, such credits to be applied to the Fund’s safekeeping fees on a monthly basis.
(3)	On a monthly basis, the net resultant charge or credit will be applied to the Fund’s safekeeping fees. Net credits that exceed the monthly safekeeping fees may be carried over into the next billing period at the discretion of the Custodian.
(4)	The Funds will not be responsible for overdrafts resulting from errors or corrections by the Custodian in the reporting of available cash balances for which the Custodian is responsible under the Agreement.

2.      Miscellaneous. This Amendment constitutes the complete understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior communications with respect thereto. The Agreement, as amended hereby, shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall, together, constitute only one instrument. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party. This Amendment shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

THE BANK OF NEW YORK MELLON EACH OF THE REGISTERED INVESTMENT COMPANIES OR SERIES THEREOF LISTED ON SCHEDULE II TO THE AGREEMENT

By: _/s/ Armando Fernandez_____________ By: __/s/ Lori A. Hensler______

Title: Vice President, Managing Director Title: Treasurer for the Funds

NINETEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names to certain Funds and add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2016.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

TWENTIETH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names of certain Funds, to add certain Funds to, and to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of August 1, 2017.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

TWENTY-FIRST AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of October 1, 2017.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

TWENTY-SECOND AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2017.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 12/1/17

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 12/1/17

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017.